Exhibit 24.1

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint James L. Cunniff and Bradley M. Nagel, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ Kathleen S. Skarvan
Kathleen S. Skarvan

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint James L. Cunniff and Bradley M. Nagel, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ Stan K. Erickson
Stan K. Erickson

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint James L. Cunniff and Bradley M. Nagel, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ Gregory J. Fluet
Gregory J. Fluet

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint James L. Cunniff and Bradley M. Nagel, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ Joseph L. Galatowitsch
Joseph L. Galatowitsch

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint James L. Cunniff and Bradley M. Nagel, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ Kathleen A. Tune
Kathleen A. Tune

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint James L. Cunniff and Bradley M. Nagel, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ Andrew J. Summers
Andrew J. Summers

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint James L. Cunniff and Bradley M. Nagel, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ Andrea M. Walsh
Andrea M. Walsh

Electromed, Inc.

Limited Power of Attorney

The undersigned director of Electromed, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Bradley M. Nagel the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of August, 2026.

/s/ James L. Cunniff
James L. Cunniff